                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 1, 1998


                          First Midwest Bancorp, Inc.
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            (Exact name of registrant as specified in its charter)


          Delaware                     0-10967                   36-3161078
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(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)


           300 Park Boulevard, Suite 405, Itasca, Illinois       60143
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              (Address of principal executive offices)         (Zip Code)


                                (630) 875-7450
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              Registrant's telephone number, including area code


                                     N.A.
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            (Former name and address, if changed since last report)



                          Exhibit Index is on Page 6

                          FIRST MIDWEST BANCORP, INC.

                                    FORM 8-K

                                 July 14, 1998


Item 2. Acquisition or Disposition of Assets
--------------------------------------------

On July 1, 1998, First Midwest Bancorp, Inc. ("First Midwest") consummated the acquisition of Heritage Financial Services, Inc. ("Heritage") pursuant to an Agreement and Plan of Merger ("Merger Agreement") dated as of January 14, 1998 by and among First Midwest, First Midwest Acquisition Corporation ("Acquisition Corp."), a wholly owned subsidiary of First Midwest, and Heritage whereby Heritage was merged with and into Acquisition Corp. (the "Merger"). Heritage was a $1.3 billion holding company headquartered in Tinley Park, Illinois with 17 banking offices located in the south and southwest suburban Chicago banking market.

In accordance with the Merger Agreement, the Merger was effected on a stock-for-stock basis in a tax free exchange whereby each outstanding share of Heritage's common stock, no par value, was converted into .7695 shares of First Midwest common stock, $.01 par value, with cash being paid in lieu of fractional shares, resulting in the issuance of approximately 9,662,000 million shares of First Midwest common stock. The value of the transaction is approximately $425 million based on First Midwest's closing stock price of $43.97 on June 30, 1998. The Merger was accounted for as a pooling-of-interests under generally accepted accounting principles.

First Midwest's Registration Statement on Form S-4 (Registration No. 333-47381), which was declared effective by the Securities and Exchange Commission on April 28, 1998, sets forth certain information concerning First Midwest, Heritage, and the Merger, including without limitation, a description of the assets involved, the nature and amount of consideration paid by First Midwest, the method used for determining the amount of such consideration, the nature of any material relationships between Heritage and First Midwest or any officer or director of First Midwest or any associate of any such officer or director, the nature of Heritage's business and First Midwest's intended use of the assets acquired in the Merger.

First Midwest expects to record pre-tax acquisition costs and related charges currently estimated at $15.4 million upon the consummation of the Merger. Such estimated charge includes costs related to severance and related obligations, investment banker fees and expenses, professional and filing fees, contract termination fees, and other costs necessary to consummate the acquisition. The estimates include assumptions about the timing of the consummation of the Merger and the number of employees whose employment will terminate as a result of the Merger. Changes in such assumptions could result in a change in the estimated total charge.

Reference is made to the News Release, dated July 1, 1998, a copy of which is file as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward Looking Information
---------------------------

The information contained, or incorporated by reference, in this current report on Form 8-K may contain forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 which are subject to numerous assumptions, risks and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors, including; changes in economic conditions, movements in interest rates, competitive pressures on product pricing and services, success and timing of cost savings, revenue enhancement and implementation of integration strategies, and the nature and extent of legislative and regulatory actions and reforms.

Item 7. Financial Statements and Exhibits
-----------------------------------------

(a)  Financial Statements of Business Acquired.

     The following audited financial statements of Heritage have been previously filed with the Securities and Exchange Commission by incorporation by reference as part of First Midwest's Registration Statement No. 333-47381 on Form S-4 declared effective on April 28, 1998 and are incorporated herein by reference:

         -   Report of Independent Public Accountants;
         -   Consolidated Balance Sheets as of December 31, 1997 and 1996;
         -   Consolidated Statements of Income for the years ended
             December 31, 1997, 1996 and 1995;
         - Consolidated Statements of Changes in Shareholders' Equity for the years ended December 31, 1997, 1996 and 1995;
         -   Consolidated Statements of Cash Flows for the years ended
             December 31, 1997, 1996 and 1995; and
         -   Notes to Consolidated Financial Statements.

(b)  Pro Forma Financial Information.

     The following unaudited pro forma condensed combined financial statements of First Midwest and Heritage have been previously filed with the Securities and Exchange Commission as part of First Midwest's Registration Statement No. 333-47381 on Form S-4 declared effective on April 28, 1998 and are incorporated herein by reference:

         -   Pro forma Condensed Statement of Condition as of December 31, 1997;
         - Pro forma Condensed Statements of Income for the years ended December 31, 1997, 1996 and 1995.

     The following unaudited pro forma condensed combined financial statements of First Midwest and Heritage are filed herewith and incorporated herein as exhibit 99.1:

         -   Pro forma Condensed Statement of Condition as of March 31, 1998;
         - Pro forma Condensed Statements of Income for the periods ending March 31, 1998 and 1997.

(c)  Exhibit Index is located on Page 6 of this Report on Form 8-K.

                          FIRST MIDWEST BANCORP, INC.

                                    FORM 8-K

                                 July 14, 1998



The following Items are not applicable for this Form 8-K:

   Item 1.  Changes in Control of Registrant

   Item 3.  Bankruptcy or Receivership

   Item 4.  Changes in Registrant's Certifying Accountant

   Item 5.  Other Events

   Item 6.  Resignations of Registrant's Directors

                          FIRST MIDWEST BANCORP, INC.

                                   FORM 8-K

                                 July 14, 1998

                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                   First Midwest Bancorp, Inc.
                                                   --------------------------
                                                        (Registrant)



                                                   DONALD J. SWISTOWICZ
                                                   --------------------
Date:  July 14, 1998                               Donald J. Swistowicz
                                                   Executive Vice President

                          FIRST MIDWEST BANCORP, INC.

                                   FORM 8-K

                                 July 14, 1998

                                 EXHIBIT INDEX




                                                                                     Sequential
Exhibit                                                                                 Page
Number                            Description of Documents                             Number
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
    2.1  Agreement and Plan of Merger, dated January 14, 1998, between First
         Midwest Bancorp, Inc. ("First Midwest"), First Midwest Acquisition
         Corporation, and Heritage Financial Services, Inc. ("Heritage") is
         incorporated herein by reference to Appendix A of First Midwest's
         Registration Statement No. 333-47381 on Form S-4 declared effective on April 28, 1998.

    2.2  Stock Option Agreement, dated January 14, 1998, between First
         Midwest and Heritage is incorporated herein by reference to Appendix
         E of First Midwest's Registration Statement No. 333-47381 on Form
         S-4 declared effective on April 28, 1998.

    2.3  Agreement of Affiliates, dated January 14, 1998, between First
         Midwest and certain of the directors and executive officers of Heritage is incorporated herein by reference to Exhibit 2.3 of First Midwest's
         Registration Statement No. 333-47381 on Form S-4 declared effective on April 28, 1998.

     23  Consent of Arthur Anderson LLP.                                                      7

   99.1  Unaudited Pro Forma Condensed Combined Financial Statements of                       8
         First Midwest and Heritage as of, and for the quarters ended March 31,
         1998 and 1997.

   99.2  Press release issued by First Midwest Bancorp, Inc. dated July 1, 1998.             12